UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2018

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2018
OppenheimerFunds ® The Right Way to Invest Oppenheimer Global Multi-Asset Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index
6-Month	-0.30%	-6.03%	3.56%
1-Year	6.19	0.09	14.16
Since Inception (8/27/15)	7.93	5.57	11.89

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -0.30% during the reporting period. In comparison, the MSCI All Country World Index (the “Index”) produced a return of 3.56% over the same period.

MARKET OVERVIEW

Equity markets continued rallying into the close of the fourth quarter of 2017. Heading into 2018, volatility increased on concerns that a more hawkish U.S. Federal Reserve (Fed) would increase short term interest rates more aggressively to normalize monetary policy and curtail early indications of inflationary price pressure. As a result, although global equities got off to a very strong start in January, markets reversed course during February and March, only recovering slightly in April. Consistent with expectations, the Fed raised interest rates by 25 basis points (bps) from 1.5% to 1.75%, but did not alter rate trajectory projections for the remainder of the year. Nevertheless, U.S. Treasury yields increased across the curve on inflation/policy normalization concerns and increased trade tensions between the U.S. and China caused equity markets to selloff. Although risk-off sentiment gathered steam, developed market equities underperformed emerging markets on more advanced business cycle dynamics and developed markets cyclical sectors began to underperform defensives. During April, equities recovered somewhat from earlier weakness as strong corporate results and big-ticket mergers and acquisitions (M&A) activity lifted market sentiment.

Against this backdrop, equity markets produced positive absolute results despite higher volatility. As mentioned, emerging markets equities outperformed other international and U.S. counterparts, with the MSCI Emerging Markets Index up 4.80% for the six-month period ended April 30, 2018, the MSCI All Country World Index up 3.56%, and the S&P 500 Index up 3.82%. Yields rose across the U.S. Treasury curve during the reporting period, with the 10-year yield ending at 2.95%.

FUND REVIEW

The Fund’s investment objective is to seek capital appreciation. The Fund is managed by the Global Multi-Asset Team, which leverages proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. The Fund invests in a globally diversified set of growth generating assets such as traditional equities, fixed income assets, and alternatives. The Fund will dynamically allocate across assets based on the investment team’s views and seeks to capture the best opportunities for growth with less risk than the broad equity market, in addition to benefitting from bottom up security selection from actively managed strategies.

3        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

During the period, the security selection component of the Fund’s investment process was the largest detractor from relative performance, driven mostly by underperformance in domestic equity strategies. Our large-cap core strategy, which has historically outperformed in periods of volatility, was the largest detractor to performance due to poor stock selection. In particular, the underperformance was mainly driven by company-specific issues with some of our larger holdings within the Industrials, Utilities, and Health Care sectors.

During the reporting period, the Fund’s allocation to alternative strategies was also a slight detractor to performance. In particular, our systematic alpha-oriented strategies and exposure to Oppenheimer Fundamental Alternatives Fund posted slight negative returns for the period. Both systematic and fundamental alternatives seek to offer the diversification benefits of hedge fund-like strategies and use systematic and fundamental techniques to generate returns from both directional positions and relative value trades. Both strategies seek to generate attractive risk-adjusted returns that exhibit low correlation to traditional stocks and bonds. We believe that over a full business cycle, maintaining some exposure to these strategies on a levered basis provides diversification and helps the Fund keep pace with its 100% equity benchmark.

Opportunistic exposure to master limited partnerships (MLPs) was also a detractor to relative performance. Despite a move higher in energy prices, MLPs struggled during the period and underperformed the Index. With the correlation breakdown between MLPs and oil prices, as a risk control measure we reduced our MLP exposure, and took on a more concentrated position via a dynamically managed long position in oil futures. We see rising demand and a supportive supply picture as a tailwind to energy commodities in general and crude markets in particular. Moreover, the Brent futures curve is in backwardation and receives a positive risk premium for long positions relative to the spot market. All these factors, in our view provide upside potential and positive momentum to oil prices in the near term.

During the period, our broad equity exposure was a positive contributor to performance as equity markets posted gains. We increased exposure to U.S. equities while reducing our European equity tilt, supported by constructive dynamics associated with late expansion phases of the business cycle and deterioration in other developed equity markets. Among style factors, we expect the momentum factor to continue to outperform, currently coinciding with growth and technology stocks. However, although there are no clear catalysts for an enduring correction in U.S. equities at this stage, recent headlines around increasing tariffs on several imports (i.e., washing machines, steel, and aluminum) may provide some near term volatility.

4        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Our tilt to Europe was a detractor during the period. While European equities have done well, the main beneficiary of strong European growth has been the Euro, rather than local equities, which continue to lag U.S. markets both in terms of performance and positive earnings revisions. As mentioned earlier, we reduced our European equity exposure, awaiting clearer signals that economic fundamentals are translating through to earnings. We maintain a tilt to emerging market equities, the largest in the portfolio in relative terms, as we believe the asset class has the potential to offer some of the most attractive returns over the next few years on attractive valuations. Emerging markets exited their “recession” in early 2016, and are currently in the early stage of a new expansionary cycle, supported by strong external demand, rising commodity prices and low inflation. China continues to successfully manage a transition from investment to consumption driven growth. This positioning led to positive contribution during the period as emerging market equities outperformed developed markets.

Our allocation to emerging market local debt was also a significant contributor to performance during the period. We favor this asset class for its potential to provide stable income coupled with modest price appreciation from local currencies, which we believe to be attractively valued, and supported in many cases by tailwinds from commodity prices. While spreads to U.S. Treasuries have compressed by about 150 bps since 2015, the yield on the asset class remains above 6%, with stable average inflation around 4% and a real yield of 2%, well above the negative real yields available in developed fixed income markets. Inflation continues to surprise to the downside for the ninth consecutive year, further supporting local bond prices.

STRATEGY & OUTLOOK

As we look ahead, global economic activity has started to decelerate, confirming the slowing of near term growth momentum. This deceleration has been fairly broad-based across regions and sectors, with business surveys in both manufacturing and services indicating a reversal in nearly all of the improvement seen in the fourth quarter of last year. Overall, we believe the global economy has entered a “slowdown” regime, characterized by above-trend but decelerating growth. Growth has moderated most notably in Europe, followed by Asia, while we continue to see acceleration in the United States, which remains in an expansionary regime. Global financial markets have taken notice and our global market sentiment indicators are signaling a decline in global risk appetite, as riskier asset classes have, on average, underperformed safer assets. Similarly, equity market volatility has begun to incorporate some of the uncertainty in the growth outlook, coupled with ongoing noise surrounding North American Free Trade Agreement negotiations and the rising tensions between China and the U.S. on trade issues. Despite such rhetoric, all parties involved have expressed willingness to compromise, and we remain constructive on the resolution of these disputes.

5        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

In terms of duration relative to our equity only benchmark, we have an overweight in both U.S. and developed markets fixed income. Major central banks are going far and beyond to deliver gradual exit strategies after a decade of unprecedented monetary easing. Their main goal remains clear: policy normalization while minimizing market impact. We do see some headwinds in credit markets with non-financial corporate leverage nearing previous cyclical peaks and tight spread levels. Given the advanced stage of the credit cycle our return expectations are carry or yield-like. On balance we prefer fixed income investments with attractive real yields, such as emerging market local debt.

As always, we continue to closely monitor developments in financial conditions as well as the political and policy landscape to assess risks to the macro outlook and financial markets. We are paying close attention to the policy backdrop and the inflation picture; both are potential headwinds that could derail an already advanced business cycle. Should we see further deterioration in economic data, or volatility pickup in equities or credit, we stand ready to adapt accordingly.

Benjamin Rockmuller, CFA Portfolio Manager

Alessio de Longis, CFA Portfolio Manager

6        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	1.0%

Apple, Inc.	1.0

JPMorgan Chase & Co.	0.9

UnitedHealth Group, Inc.	0.8

Facebook, Inc., Cl. A	0.8

Amazon.com, Inc.	0.8

Alibaba Group Holding Ltd., Sponsored ADR	0.7

SAP SE	0.7

Suncor Energy, Inc.	0.6

Airbus SE	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	57.1%

France	5.5

Japan	5.0

United Kingdom	3.9

Germany	3.6

China	3.1

South Korea	1.8

Switzerland	1.7

Canada	1.5

Russia	1.5

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2018, and are based on total market value of investments.

PORTFOLIO ALLOCATION

Common Stocks	63.1%

Investment Companies

Oppenheimer Fundamental Alternatives Fund	14.4

Oppenheimer Global High Yield Fund	4.2

Oppenheimer Institutional Government Money Market Fund	8.9

Foreign Government Obligations	7.0

U.S. Government Obligations	1.7

Short-Term Notes	0.6

Preferred Stocks	0.1

Over-the-Counter Options Purchased	—*

Over-the-Counter Interest Rate Swaptions Purchased	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on the total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	58.6%

Europe	18.3

Asia	15.0

Latin & South America	4.0

Emerging Europe	2.1

Middle East/Africa	2.0

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2018, and are based on total market value of investments.

7        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMGAX)	8/27/15	-0.30%	6.19%	7.93%
Class C (QMGCX)	8/27/15	-0.64	5.31	7.13
Class I (QMGIX)	8/27/15	-0.24	6.33	8.18
Class R (QMGRX)	8/27/15	-0.41	5.90	7.68
Class Y (QMGYX)	8/27/15	-0.27	6.30	8.09

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMGAX)	8/27/15	-6.03%	0.09%	5.57%
Class C (QMGCX)	8/27/15	-1.61	4.31	7.13
Class I (QMGIX)	8/27/15	-0.24	6.33	8.18
Class R (QMGRX)	8/27/15	-0.41	5.90	7.68
Class Y (QMGYX)	8/27/15	-0.27	6.30	8.09

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance

8        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

of any investment. These views are as of the close of business on April 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Actual	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During 6 Months Ended April 30, 2018
Class A	$1,000.00	$997.00	$5.46
Class C	1,000.00	993.60	9.19
Class I	1,000.00	997.60	4.22
Class R	1,000.00	995.90	6.70
Class Y	1,000.00	997.30	4.72

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.34	5.52
Class C	1,000.00	1,015.62	9.29
Class I	1,000.00	1,020.58	4.27
Class R	1,000.00	1,018.10	6.78
Class Y	1,000.00	1,020.08	4.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.10%
Class C	1.85
Class I	0.85
Class R	1.35
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2018 Unaudited

	Shares	Value
Common Stocks—62.6%
Consumer Discretionary—11.7%
Auto Components—1.4%
Aptiv plc	1,094	$92,531
BorgWarner, Inc.	317	15,514
Bridgestone Corp.	2,600	108,476
Continental AG	1,238	330,699
Delphi Technologies plc	365	17,670
Koito Manufacturing Co. Ltd.	2,000	134,292
Valeo SA	4,508	299,986

		999,168

Automobiles—0.9%
Astra International Tbk PT	28,500	14,575
Bayerische Motoren Werke AG	2,170	242,193
General Motors Co.	1,562	57,388
Hero MotoCorp Ltd.	2,428	135,635
Subaru Corp.	3,000	100,750
Volkswagen AG	676	139,989

		690,530

Diversified Consumer Services—0.1%
New Oriental Education & Technology Group, Inc., Sponsored ADR	420	37,733
Rentokil Initial plc	8,790	37,053

		74,786

Hotels, Restaurants & Leisure—2.7%
Accor SA	2,015	113,807
Carnival Corp.	4,294	270,780
Cedar Fair LP1	793	53,718
China Lodging Group Ltd., Sponsored ADR	614	85,751
Domino’s Pizza Group plc	16,160	80,687
Galaxy Entertainment Group Ltd.	13,000	113,748
Genting Bhd	75,679	171,805
Genting Malaysia Bhd	1,800	2,343
Jollibee Foods Corp.	5,270	28,963
Las Vegas Sands Corp.	527	38,645
McDonald’s Corp.	1,042	174,473
MGM China Holdings Ltd.	40,400	110,764
Sands China Ltd.	49,200	283,905
Starbucks Corp.	1,185	68,220
Whitbread plc	3,573	210,339
Yum China Holdings, Inc.	3,177	135,849

		1,943,797

Household Durables—0.7%
Lennar Corp., Cl. A	533	28,190
Panasonic Corp.	4,500	66,688
SEB SA2	562	107,622
Sony Corp.	6,000	275,709

12        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Household Durables (Continued)
Whirlpool Corp.	134	$20,763

		498,972

Internet & Catalog Retail—1.3%
Amazon.com, Inc.[2]	340	532,484
Booking Holdings, Inc.[2]	29	63,162
Ctrip.com International Ltd., ADR[2]	2,100	85,890
JD.com, Inc., ADR[2]	6,075	221,798
Vipshop Holdings Ltd., ADR[2]	1,310	20,279

		923,613

Leisure Products—0.2%
Bandai Namco Holdings, Inc.	3,600	122,094

Media—1.1%
Comcast Corp., Cl. A	10,420	327,084
ProSiebenSat. 1 Media SE	7,430	269,912
SES SA, Cl. A, FDR	5,688	87,710
Technicolor SA	10,972	17,859
Walt Disney Co. (The)	361	36,219
Zee Entertainment Enterprises Ltd.	8,010	70,345

		809,129

Multiline Retail—0.2%
Dollarama, Inc.	734	84,493
SACI Falabella	362	3,504
Target Corp.	958	69,551

		157,548

Specialty Retail—1.7%
AutoNation, Inc.[2]	904	41,756
AutoZone, Inc.[2]	83	51,835
Best Buy Co., Inc.	2,127	162,779
CarMax, Inc.[2]	2,869	179,312
Dufry AG2	639	90,396
Finish Line, Inc. (The), Cl. A	10,575	143,503
Lowe’s Cos., Inc.	3,702	305,156
Nitori Holdings Co. Ltd.	600	100,970
O’Reilly Automotive, Inc.[2]	694	177,713
Steinhoff International Holdings NV2	13,579	2,082

		1,255,502

Textiles, Apparel & Luxury Goods—1.4%
Cie Financiere Richemont SA	1,074	101,995
Hermes International	195	125,992
Kering SA	423	244,012
LVMH Moet Hennessy Louis Vuitton SE	1,094	380,797
Pandora AS	1,023	113,680
PRADA SpA	13,300	66,919

13        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Tapestry, Inc.	484	$26,025
		1,059,420
Consumer Staples—5.3%
Beverages—1.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,669	30,690
Coca-Cola Co. (The)	1,937	83,698
Coca-Cola European Partners plc	4,105	160,916
Diageo plc	2,510	89,280
Fomento Economico Mexicano SAB de CV	7,794	75,339
Fomento Economico Mexicano SAB de CV, Sponsored ADR	350	33,831
Heineken NV	957	100,635
Kweichow Moutai Co. Ltd., Cl. A	500	52,596
PepsiCo, Inc.	2,866	289,294
Pernod Ricard SA	1,671	277,156
Tsingtao Brewery Co. Ltd., Cl. H	26,000	134,873
		1,328,308
Food & Staples Retailing—0.7%
Alimentation Couche-Tard, Inc., Cl. B	1,731	74,838
Atacadao Distribuicao Comercio e Industria Ltda[2]	12,300	53,017
BIM Birlesik Magazalar AS	800	13,554
CP ALL PCL	41,834	115,203
Magnit PJSC	668	51,944
Shoprite Holdings Ltd.	2,177	43,292
SPAR Group Ltd. (The)	4,777	80,965
Walmart, Inc.	786	69,529
		502,342
Food Products—1.5%
Barry Callebaut AG	49	88,003
Danone SA	3,433	276,766
Kraft Heinz Co. (The)	3,014	169,929
Mondelez International, Inc., Cl. A	3,768	148,836
Saputo, Inc.	3,150	102,134
Unilever plc	1,300	72,850
Vietnam Dairy Products JSC	840	6,826
Want Want China Holdings Ltd.	16,000	14,139
WH Group Ltd.[3]	191,500	198,518
		1,078,001
Household Products—0.4%
HRG Group, Inc.[2]	580	6,519
Procter & Gamble Co. (The)	543	39,281
Reckitt Benckiser Group plc	2,327	182,436
Spectrum Brands Holdings, Inc.	406	29,272
		257,508

14        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Personal Products—0.5%
Amorepacific Corp.	127	$41,272
Amorepacific Group	68	9,060
Beiersdorf AG	731	82,832
LG Household & Health Care Ltd.	176	225,510
		358,674
Tobacco—0.4%
Philip Morris International, Inc.	2,830	232,060
Swedish Match AB	2,111	94,353
		326,413
Energy—3.0%
Energy Equipment & Services—0.5%
Halliburton Co.	1,009	53,467
TechnipFMC plc	7,735	253,515
Weatherford International plc[2]	21,006	61,968
		368,950
Oil, Gas & Consumable Fuels—2.5%
Chevron Corp.	1,133	141,750
CNOOC Ltd.	62,000	104,607
Concho Resources, Inc.[2]	234	36,787
ConocoPhillips	1,076	70,478
Enbridge, Inc.	1,007	30,482
Exxon Mobil Corp.	1,667	129,609
Husky Energy, Inc.	1,669	23,346
Koninklijke Vopak NV	1,253	61,538
LUKOIL PJSC, ADR	370	24,657
Magellan Midstream Partners LP1	4,216	277,539
Novatek PJSC, Sponsored GDR	1,055	133,588
Phillips 66	368	40,962
Reliance Industries Ltd.	1,037	14,897
Suncor Energy, Inc.	11,038	421,983
TOTAL SA	5,207	326,981
		1,839,204
Financials—10.3%
Capital Markets—2.2%
Ameriprise Financial, Inc.	272	38,137
AXA SA	1,805	51,598
Bank of New York Mellon Corp. (The)	3,786	206,375
BlackRock, Inc., Cl. A	139	72,488
Charles Schwab Corp. (The)	1,224	68,152
China International Capital Corp. Ltd., Cl. H3	9,200	20,795
CME Group, Inc., Cl. A	1,348	212,553
Goldman Sachs Group, Inc. (The)	312	74,359
Intercontinental Exchange, Inc.	3,525	255,422
Morgan Stanley	892	46,045
Nasdaq, Inc.	971	85,759

15        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Capital Markets (Continued)
NEX Group plc	7,572	$102,681
S&P Global, Inc.	1,149	216,701
TP ICAP plc	10,017	64,846
UBS Group AG2	3,095	52,000
		1,567,911
Commercial Banks—4.1%
Banco Comercial Portugues SA, Cl. R2	153,505	51,218
Banco de Chile	48,802	8,059
Banco Santander SA	31,261	201,561
Bank Central Asia Tbk PT	7,400	11,701
Bank Mandiri Persero Tbk PT	41,900	21,315
Bank of America Corp.	7,507	224,609
Bank Rakyat Indonesia Persero Tbk PT	20,900	4,817
CIT Group, Inc.	567	30,023
Citigroup, Inc.	1,606	109,642
Commercial International Bank Egypt SAE	4,267	22,676
Credicorp Ltd.	220	51,148
FirstRand Ltd.	16,649	88,903
Grupo Aval Acciones y Valores SA, ADR	3,400	30,124
Grupo Financiero Inbursa SAB de CV, Cl. O	25,385	42,295
HSBC Holdings plc	26,420	263,319
ICICI Bank Ltd.	20,693	87,601
ICICI Bank Ltd., Sponsored ADR	13,061	111,149
Itau Unibanco Holding SA, ADR	2,010	29,205
JPMorgan Chase & Co.	6,190	673,348
KeyCorp	3,079	61,334
Kotak Mahindra Bank Ltd.	6,876	124,353
Lloyds Banking Group plc	183,222	162,846
Sberbank of Russia PJSC	11,945	42,883
Sberbank of Russia PJSC, Sponsored ADR	880	13,009
Societe Generale SA	2,610	142,963
SunTrust Banks, Inc.	2,231	149,031
US Bancorp	3,271	165,022
Zenith Bank plc	20,104	1,537
Zions Bancorporation	1,488	81,468
		3,007,159
Consumer Finance—0.3%
Cholamandalam Investment & Finance Co. Ltd.	842	21,876
Discover Financial Services	1,937	138,011
Prosegur Cash SA3	26,119	76,117
		236,004
Diversified Financial Services—1.1%
Ayala Corp.	900	16,726
B3 SA-Brasil Bolsa Balcao	12,100	87,386
Berkshire Hathaway, Inc., Cl. B2	1,568	303,768
Grupo de Inversiones Suramericana SA	928	12,878

16        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Diversified Financial Services (Continued)
Hong Kong Exchanges & Clearing Ltd.	432	$14,003
ING Groep NV	9,599	161,041
ORIX Corp.	10,700	188,092
		783,894
Insurance—1.8%
AIA Group Ltd.	14,600	130,351
Aon plc	145	20,658
Hartford Financial Services Group, Inc. (The)	1,089	58,632
Japan Post Insurance Co. Ltd.	4,900	120,427
Marsh & McLennan Cos., Inc.	2,380	193,970
Ping An Insurance Group Co. of China Ltd., Cl. H	11,500	112,313
Progressive Corp. (The)	3,445	207,699
Prudential plc	13,274	340,443
Samsung Life Insurance Co. Ltd.	1,017	111,308
		1,295,801
Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp.	445	44,887
Digital Realty Trust, Inc.	243	25,683
Invitation Homes, Inc.	845	19,553
Mid-America Apartment Communities, Inc.	1,063	97,222
Prologis, Inc.	872	56,602
		243,947
Real Estate Management & Development—0.3%
Ayala Land, Inc.	38,300	30,104
Emaar Properties PJSC	15,333	24,086
Scout24 AG3	2,115	109,568
SM Prime Holdings, Inc.	58,000	38,254
		202,012
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	5,942	166,948
Health Care—6.4%
Biotechnology—1.4%
3SBio, Inc.[2,3]	4,500	9,652
Amgen, Inc.	247	43,097
Avexis, Inc.[2]	668	142,057
Biocon Ltd.	3,210	31,960
Biogen, Inc.[2]	162	44,323
Celgene Corp.[2]	2,161	188,223
Celltrion Healthcare Co. Ltd.[2]	4	333
CSL Ltd.	959	122,455
Exact Sciences Corp.[2]	1,924	96,219
Galapagos NV2	175	15,683
Gilead Sciences, Inc.	2,756	199,066
Grifols SA	4,310	120,615

17        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Vertex Pharmaceuticals, Inc.[2]	184	$28,181
Wuxi Biologics Cayman, Inc.[2,3]	500	4,521
		1,046,385
Health Care Equipment & Supplies—1.3%
Abbott Laboratories	666	38,714
Analogic Corp.	1,739	144,511
Boston Scientific Corp.[2]	5,361	153,968
Danaher Corp.	534	53,571
Essilor International Cie Generale d’Optique SA	605	82,336
Intuitive Surgical, Inc.[2]	83	36,585
Siemens Healthineers AG2,3	516	20,117
Sonova Holding AG	487	80,487
Stryker Corp.	1,016	172,131
William Demant Holding AS2	2,885	112,265
Zimmer Biomet Holdings, Inc.	366	42,152
		936,837
Health Care Providers & Services—1.6%
Apollo Hospitals Enterprise Ltd.	1,699	27,740
DaVita, Inc.[2]	1,829	114,843
Express Scripts Holding Co.[2]	778	58,894
Laboratory Corp. of America Holdings[2]	789	134,722
Mediclinic International plc	3,500	32,229
Quest Diagnostics, Inc.	1,063	107,576
Sinopharm Group Co. Ltd., Cl. H	21,200	89,327
UnitedHealth Group, Inc.	2,597	613,931
		1,179,262
Health Care Technology—0.2%
Cerner Corp.[2]	1,752	102,054
Ping An Healthcare & Technology Co. Ltd.[2,3]	343	2,395
		104,449
Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	2,558	168,163
Lonza Group AG2	410	100,215
Samsung Biologics Co. Ltd.[2,3]	121	54,818
Thermo Fisher Scientific, Inc.	228	47,960
		371,156
Pharmaceuticals—1.4%
Allergan plc	224	34,418
Bayer AG	1,858	222,420
Dong-E-E-Jiao Co. Ltd., Cl. A	1,299	12,074
Dr. Reddy’s Laboratories Ltd.	445	14,049
Hutchison China MediTech Ltd., ADR[2]	150	5,108
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	7,128	93,702
Merck & Co., Inc.	5,655	332,910

18        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Pharmaceuticals (Continued)
Mylan NV2	1,141	$44,225
Novo Nordisk AS, Cl. B	2,532	118,879
Pfizer, Inc.	2,505	91,708
Roche Holding AG	338	74,989
		1,044,482
Industrials—7.0%
Aerospace & Defense—1.3%
Airbus SE	3,475	407,090
Lockheed Martin Corp.	1,115	357,737
MTU Aero Engines AG	675	116,149
Spirit AeroSystems Holdings, Inc., Cl. A	594	47,740
		928,716
Air Freight & Couriers—0.2%
FedEx Corp.	112	27,686
XPO Logistics, Inc.[2]	587	57,033
ZTO Express Cayman, Inc., ADR	1,640	27,060
		111,779
Airlines—0.3%
Alaska Air Group, Inc.	904	58,697
Japan Airlines Co. Ltd.	2,300	90,617
Spirit Airlines, Inc.[2]	1,410	50,365
		199,679
Commercial Services & Supplies—0.5%
Edenred	3,085	105,909
Johnson Controls International plc	449	15,208
KAR Auction Services, Inc.	1,027	53,394
Prosegur Cia de Seguridad SA	13,053	98,550
Republic Services, Inc., Cl. A	1,362	88,094
Waste Management, Inc.	429	34,873
		396,028
Construction & Engineering—0.2%
Boskalis Westminster	2,466	72,906
Fluor Corp.	966	56,946
Vinci SA	321	32,053
		161,905
Electrical Equipment—0.8%
Legrand SA	1,309	101,513
Melrose Industries plc	6,040	18,921
Mitsubishi Electric Corp.	3,900	59,880
Nidec Corp.	900	140,898
Philips Lighting NV3	3,466	105,328

19        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Electrical Equipment (Continued)
Schneider Electric SE	1,825	$164,852
		591,392
Industrial Conglomerates—0.5%
General Electric Co.	8,710	122,549
Jardine Strategic Holdings Ltd.	1,500	56,758
Seibu Holdings, Inc.	7,600	128,419
SM Investments Corp.	3,260	58,732
		366,458
Machinery—1.0%
Aalberts Industries NV	2,243	110,100
Atlas Copco AB, Cl. A	2,640	102,734
Caterpillar, Inc.	312	45,040
Deere & Co.	330	44,659
Illinois Tool Works, Inc.	779	110,634
Kubota Corp.	5,600	94,614
PACCAR, Inc.	237	15,090
Parker-Hannifin Corp.	355	58,440
Stanley Black & Decker, Inc.	181	25,628
VAT Group AG2,3	567	83,562
Wabtec Corp.	415	36,856
Weir Group plc (The)	1,336	39,167
		766,524
Professional Services—0.8%
Bureau Veritas SA	3,794	98,826
Equifax, Inc.	520	58,266
Intertek Group plc	910	61,082
Nielsen Holdings plc	3,168	99,633
Recruit Holdings Co. Ltd.	11,700	269,467
		587,274
Road & Rail—0.3%
Canadian National Railway Co.	358	27,666
Kansas City Southern	259	27,617
Union Pacific Corp.	1,183	158,085
		213,368
Trading Companies & Distributors—0.8%
Brenntag AG	1,941	111,074
Bunzl plc	4,118	119,229
Fastenal Co.	2,679	133,923
Ferguson plc	742	56,687
ITOCHU Corp.	4,400	88,068
Travis Perkins plc	3,236	56,305
		565,286

20        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Transportation Infrastructure—0.3%
Beijing Capital International Airport Co. Ltd., Cl. H	76,000	$103,597
DP World Ltd.	2,728	60,567
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	1,601	28,792
		192,956
Information Technology—14.1%
Communications Equipment—0.8%
Cisco Systems, Inc.	5,171	229,024
Motorola Solutions, Inc.	2,359	259,089
Nokia OYJ	21,904	132,145
		620,258
Electronic Equipment, Instruments, & Components—1.6%
Hitachi Ltd.	14,000	102,303
Hoya Corp.	4,200	224,545
Keyence Corp.	300	183,134
Samsung Electro-Mechanics Co. Ltd.	1,470	161,491
Spectris plc	2,024	74,605
Sunny Optical Technology Group Co. Ltd.	500	8,165
TDK Corp.	2,300	196,011
TE Connectivity Ltd.	386	35,416
VeriFone Systems, Inc.[2]	6,352	146,160
Zebra Technologies Corp., Cl. A2	206	27,775
		1,159,605
Internet Software & Services—2.9%
Alibaba Group Holding Ltd., Sponsored ADR[2]	2,843	507,589
Alphabet, Inc., Cl. A2	16	16,298
Alphabet, Inc., Cl. C2	173	175,998
Baidu, Inc., Sponsored ADR[2]	998	250,398
eBay, Inc.[2]	5,389	204,136
Facebook, Inc., Cl. A2	3,256	560,032
Kakao Corp.	80	8,280
MercadoLibre, Inc.	10	3,396
NAVER Corp.	148	98,729
Tencent Holdings Ltd.	4,500	220,934
United Internet AG	1,198	77,497
Yandex NV, Cl. A2	586	19,549
		2,142,836
IT Services—1.4%
Amadeus IT Group SA	1,295	94,374
Amdocs Ltd.	2,538	170,680
Atos SE	980	132,039
Cielo SA	7,100	38,913
DXC Technology Co.	843	86,880
First Data Corp., Cl. A2	1,519	27,494
Mastercard, Inc., Cl. A	965	172,031
PayPal Holdings, Inc.[2]	2,948	219,950

21        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
Tata Consultancy Services Ltd.	984	$51,907
		994,268
Semiconductors & Semiconductor Equipment—2.5%
Advantest Corp.	9,900	233,191
ams AG2	1,479	122,073
Applied Materials, Inc.	3,817	189,591
ASML Holding NV	711	134,384
Broadcom, Inc.	194	44,508
Infineon Technologies AG	13,851	354,745
Marvell Technology Group Ltd.	2,332	46,780
Microchip Technology, Inc.	896	74,959
Renesas Electronics Corp.[2]	11,200	117,406
STMicroelectronics NV	6,430	140,007
Taiwan Semiconductor Manufacturing Co. Ltd.	34,000	257,736
Texas Instruments, Inc.	854	86,621
		1,802,001
Software—3.2%
Activision Blizzard, Inc.	2,512	166,671
Dassault Systemes SE	835	107,834
Microsoft Corp.	8,035	751,433
Netmarble Corp.[3]	137	18,709
Nintendo Co. Ltd.	700	295,246
Oracle Corp.	1,542	70,423
Red Hat, Inc.[2]	193	31,471
SAP SE	4,410	491,531
ServiceNow, Inc.[2]	670	111,314
Snap, Inc., Cl. A2	3,027	43,377
Synopsys, Inc.[2]	600	51,306
Temenos Group AG	1,401	175,913
		2,315,228
Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	4,385	724,665
HP, Inc.	1,243	26,712
Samsung Electronics Co. Ltd.	144	353,260
Western Digital Corp.	1,318	103,845
		1,208,482
Materials—2.7%
Chemicals—1.1%
Air Liquide SA	1,448	188,130
Akzo Nobel NV	1,211	109,013
Albemarle Corp.	192	18,616
DowDuPont, Inc.	1,673	105,800
Eastman Chemical Co.	783	79,929
Essentra plc	7,182	43,575
Novozymes AS, Cl. B	1,370	64,588

22        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Chemicals (Continued)
PPG Industries, Inc.	843	$89,257
Sika AG	11	79,721
		778,629
Construction Materials—0.3%
Dalmia Bharat Ltd.	145	6,585
Indocement Tunggal Prakarsa Tbk PT	15,000	18,945
James Hardie Industries plc	3,132	55,482
UltraTech Cement Ltd.	578	35,425
Vulcan Materials Co.	730	81,534
		197,971
Containers & Packaging—0.2%
CCL Industries, Inc., Cl. B	2,331	113,069
WestRock Co.	748	44,251
		157,320
Metals & Mining—1.1%
Anglo American plc	5,065	118,872
Antofagasta plc	11,389	151,496
Compass Minerals International, Inc.	424	28,535
Franco-Nevada Corp.	690	48,962
Freeport-McMoRan, Inc.	1,126	17,127
Glencore plc[2]	29,030	139,759
Grupo Mexico SAB de CV	17,884	59,451
Korea Zinc Co. Ltd.	264	106,862
Polyus PJSC, GDR[3]	300	9,547
Vale SA, Cl. B, Sponsored ADR	2,970	41,105
Wheaton Precious Metals Corp.	3,851	80,062
		801,778
Telecommunication Services—1.1%
Diversified Telecommunication Services—0.8%
AT&T, Inc.	2,324	75,995
Iliad SA	372	74,393
Nippon Telegraph & Telephone Corp.	3,600	171,298
Spark New Zealand Ltd.	45,528	110,473
Verizon Communications, Inc.	3,335	164,582
		596,741
Wireless Telecommunication Services—0.3%
Rogers Communications, Inc., Cl. B	1,912	90,258
SK Telecom Co. Ltd.	657	140,437
		230,695
Utilities—1.0%
Electric Utilities—0.5%
Duke Energy Corp.	765	61,323
Edison International	939	61,523

23        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Shares	Value

Electric Utilities (Continued)

Entergy Corp.		704	$57,439

NextEra Energy, Inc.		363	59,499

PG&E Corp.		2,839	130,878

			370,662

Gas Utilities—0.1%

AmeriGas Partners LP1		1,212	51,874

Multi-Utilities—0.4%

National Grid plc		15,684	181,655

Vectren Corp.		2,057	144,545

			326,200

Total Common Stocks (Cost $38,801,634)			45,616,119

Preferred Stocks—0.1%

Lojas Americanas SA, Preference		12,260	69,818

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		32,510	3,722

Total Preferred Stocks (Cost $55,759)			73,540

		Principal Amount

U.S. Government Obligation—1.6%

United States Treasury Bonds, 2.875%, 8/15/45[4] (Cost $1,246,454)		$1,259,000	1,204,115

Foreign Government Obligations—6.9%

Arab Republic of Egypt:

Series 3YR, 15.00% Bonds, 10/3/20	EGP	250,000	14,042

Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	100,000	5,751

Argentine Republic:

16.00% Bonds, 10/17/23	ARS	265,000	11,921

21.20% Bonds, 9/19/18	ARS	300,000	14,170

26.088% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[5]	ARS	1,038,000	52,141

Federation of Malaysia, Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	725,000	186,976

Federative Republic of Brazil:

10.00% Unsec. Nts., 1/1/21	BRL	1,315,000	393,585

10.00% Unsec. Nts., 1/1/23	BRL	260,000	77,151

17.959% Unsec. Nts., 8/15/22[9]	BRL	65,000	61,029

18.093% Unsec. Nts., 5/15/45[9]	BRL	25,000	24,138

Hungary:

Series 20/A, 7.50% Bonds, 11/12/20	HUF	6,400,000	28,946

Series 25/B, 5.50% Bonds, 6/24/25	HUF	35,100,000	166,179

Series 27/A, 3.00% Bonds, 10/27/27	HUF	5,000,000	20,090

Kingdom of Thailand:

1.875% Sr. Unsec. Nts., 6/17/22	THB	5,000,000	158,879

2.125% Sr. Unsec. Nts., 12/17/26	THB	2,300,000	71,154

Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[3]	UYU	1,790,000	65,675

Republic of Chile:

4.50% Unsec. Nts., 2/28/21	CLP	93,000,000	155,673

4.50% Bonds, 3/1/21	CLP	20,000,000	33,474

24        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

		Principal Amount	Value
Foreign Government Obligations (Continued)

Republic of Chile: (Continued) 4.50% Bonds, 3/1/26	CLP	15,000,000	$24,607

Republic of Colombia:

Series B, 7.00% Bonds, 5/4/22	COP	220,000,000	83,012

Series B, 7.50% Bonds, 8/26/26	COP	235,000,000	90,710

Series B, 10.00% Bonds, 7/24/24	COP	130,000,000	56,033

Series B, 11.00% Bonds, 7/24/20	COP	160,000,000	64,403

Republic of Indonesia:

Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	1,500,000,000	109,703

Series FR63, 5.625% Sr. Unsec. Nts., 5/15/23	IDR	300,000,000	20,895

Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	150,000,000	10,156

Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	1,170,000,000	96,717

Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	1,580,000,000	121,971

Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	2,020,000,000	163,415

Republic of Peru:

6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	280,000	93,592

6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	40,000	13,922

7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	170,000	58,193

8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	145,000	54,240

Republic of Poland:

Series 0721, 1.75% Bonds, 7/25/21	PLN	230,000	65,429

Series 0726, 2.50% Bonds, 7/25/26	PLN	380,000	104,783

Republic of South Africa:

Series 2023, 7.75% Bonds, 2/28/23	ZAR	250,000	20,137

Series 2030, 8.00% Bonds, 1/31/30	ZAR	1,110,000	85,247

Series 2037, 8.50% Bonds, 1/31/37	ZAR	2,950,000	227,259

Series 2048, 8.75% Bonds, 2/28/48	ZAR	500,000	38,875

Series R186, 10.50% Bonds, 12/21/26	ZAR	265,000	24,309

Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	2,300,000	181,796

Series R214, 6.50% Bonds, 2/28/41	ZAR	860,000	52,130

Republic of Turkey:

8.50% Bonds, 7/10/19	TRY	65,000	15,142

8.80% Bonds, 11/14/18	TRY	60,000	14,431

10.70% Bonds, 2/17/21	TRY	180,000	41,387

11.00% Bonds, 2/24/27	TRY	630,000	145,166

12.20% Bonds, 1/18/23	TRY	60,000	14,387

12.40% Bonds, 3/8/28	TRY	200,000	48,987

Romania, Series 10YR, 5.95% Bonds, 6/11/21	RON	360,000	99,860

Russian Federation:

Series 6209, 7.60% Bonds, 7/20/22	RUB	4,825,000	79,043

Series 6210, 6.80% Bonds, 12/11/19	RUB	7,000,000	111,626

Series 6211, 7.00% Bonds, 1/25/23	RUB	17,500,000	281,462

Series 6212, 7.05% Bonds, 1/19/28	RUB	1,000,000	15,801

Series 6216, 6.70% Bonds, 5/15/19	RUB	18,500,000	294,537

United Mexican States:

Series M, 5.75% Bonds, 3/5/26	MXN	2,600,000	125,274

Series M, 8.00% Bonds, 6/11/20	MXN	800,000	43,395

Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	1,500,000	82,582

Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	930,000	53,380

25        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Foreign Government Obligations (Continued)
United Mexican States: (Continued)
Series M20, 10.00% Bonds, 12/5/24	MXN	2,300,000	$140,042
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	320,000	18,636
Series M30, 10.00% Bonds, 11/20/36	MXN	350,000	23,138

Total Foreign Government Obligations (Cost $5,024,941)			5,050,784

				Notional
	Counter-	Exercise Expiration		Amount	Contracts
	party	Price	Date	(000’s)	(000’s)

Over-the-Counter Option Purchased—0.0%
BRL Currency Call[2] (Cost $1,341)	CITNA-B	BRL3.200	4/25/19	BRL 512,000	BRL 350	1,185

		Pay/Receive				Notional
		Floating	Floating	Fixed	Expiration	Amount
		Rate	Rate	Rate	Date	(000’s)

Over-the-Counter Interest Rate Swaption Purchased—0.0%
Interest Rate Swap maturing 6/19/20[2] (Cost $2,501)	BAC	Pay	Three-Month USD BBA LIBOR	2.667%	6/15/18 USD	1,220	350

		Principal Amount

Short-Term Notes—0.6%
Arab Republic of Egypt Treasury Bills, 15.783%, 3/5/19[7]	EGP	650,000	32,168
Arab Republic of Egypt Treasury Bills, 17.25%, 7/3/18[7]	EGP	1,000,000	55,026
Argentine Republic Treasury Bills, 26.25%, 5/16/18[6]	ARS	100,000	4,829
Argentine Republic Treasury Bills, 27.55%, 6/21/18[7]	ARS	520,000	24,463
Federal Republic of Nigeria Treasury Bills, 15.388%, 10/18/18[7]	NGN	11,000,000	29,080
Federal Republic of Nigeria Treasury Bills, 18.386%, 8/2/18[6]	NGN	19,000,000	51,519
United States Treasury Bills, 2.003%, 10/18/18[4,7,8]		225,000	222,928
Total Short-Term Notes (Cost $422,685)			420,013
		Shares

Investment Companies—27.3%
Oppenheimer Fundamental Alternatives Fund, Cl. I10		381,758	10,421,985
Oppenheimer Global High Yield Fund, Cl. I10		328,946	3,036,174
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.67%[10,11]		6,417,767	6,417,767

Total Investment Companies (Cost $20,089,301)			19,875,926
Total Investments, at Value (Cost $65,644,616)		99.1%	72,242,032
Net Other Assets (Liabilities)		0.9	641,374

Net Assets		100.0%	$72,883,406

Footnotes to Consolidated Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

26        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Footnotes to Consolidated Statement of Investments (Continued)

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $999,269 or 1.37% of the Fund’s net assets at period end.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,421,099. See Note 6 of the accompanying Consolidated Notes.

5. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

6. Current yield as of period end.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions		Gross Reductions	Shares April 30, 2018

Oppenheimer Fundamental Alternatives Fund, Cl. I	175,626	232,325		26,193	381,758
Oppenheimer Global High Yield Fund, Cl. l	319,923	9,023		—	328,946
Oppenheimer Global Multi Strategies Fund, Cl. l	167,965	49,589		217,554	—
Oppenheimer Institutional Government Money Market Fund, CI. E	3,085,963	24,303,552		20,971,748	6,417,767
Oppenheimer Master Loan Fund, LLC	96,613	—		96,613	—
Oppenheimer Senior Floating Rate Fund, Cl. l	284,864	—		284,864	—
	Value	Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Fundamental
Alternatives Fund, Cl. I	$10,421,985	$206,677		$(13,033)	$(246,379)
Oppenheimer Global High Yield Fund, Cl. l	3,036,174	84,610		—	(94,103)
Oppenheimer Global Multi Strategies Fund, Cl. l	—	153,428		(124,884)	(54,543)
Oppenheimer Institutional
Government Money Market Fund, CI. E	6,417,767	24,888		—	—
Oppenheimer Master Loan Fund, LLC	—	5,710	[a]	15,976 [a]	(26,069)[a]
Oppenheimer Senior Floating Rate Fund, Cl. l	—	3,898		56,975	(68,369)

Total	$19,875,926	$479,211		$(64,966)	$(489,463)

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield at period end.

27        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$41,274,961	57.1%
France	3,948,224	5.5
Japan	3,612,595	5.0
United Kingdom	2,791,661	3.9
Germany	2,568,729	3.6
China	2,220,187	3.1
South Korea	1,330,068	1.8
Switzerland	1,242,462	1.7
Canada	1,097,293	1.5
Russia	1,077,646	1.5
India	904,192	1.2
South Africa	877,224	1.2
Brazil	876,533	1.2
Netherlands	854,947	1.2
Hong Kong	802,391	1.1
Mexico	726,154	1.0
Indonesia	594,211	0.8
Spain	591,217	0.8
Denmark	409,413	0.6
Chile	376,812	0.5
Malaysia	361,125	0.5
Thailand	345,236	0.5
Colombia	337,160	0.5
Turkey	323,743	0.4
Peru	271,095	0.4
Taiwan	257,736	0.4
Hungary	215,215	0.3
Sweden	197,086	0.3
Philippines	172,779	0.2
Poland	170,212	0.2
Finland	132,146	0.2
Egypt	129,663	0.2
Australia	122,455	0.2
Austria	122,073	0.2
Argentina	110,920	0.2
Macau	110,764	0.1
New Zealand	110,473	0.1
Romania	99,860	0.1
United Arab Emirates	84,652	0.1
Nigeria	82,136	0.1
Italy	66,919	0.1
Uruguay	65,675	0.1
Ireland	55,482	0.1
Portugal	51,218	0.1
Bermuda	46,780	0.1
Belgium	15,683	0.0

28        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Geographic Holdings (Continued)	Value	Percent
Vietnam	$6,826	0.0%

Total	$72,242,032	100.0%

Forward Currency Exchange Contracts as of April 30, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	06/2018	CNH	5,500	USD	874	$—	$5,763
BAC	06/2018	COP	5,141,000	USD	1,800	28,379	—
BAC	06/2018	HUF	13,900	USD	56	—	1,867
BAC	06/2018	ILS	190	USD	56	—	2,608
BAC	06/2018	MYR	5,120	USD	1,310	—	14,655
BAC	06/2018	PHP	800	USD	15	183	—
BAC	06/2018	PLN	10	USD	3	—	91
BAC	06/2018	SEK	17,350	USD	2,102	—	111,771
BAC	06/2018	THB	6,700	USD	215	—	2,774
BAC	06/2018	TRY	30	USD	7	41	—
BAC	06/2018	USD	1,836	CHF	1,745	66,401	—
BAC	06/2018	USD	1,579	CLP	951,000	29,101	—
BAC	06/2018	USD	53	ILS	190	200	—
BAC	06/2018	USD	1,419	MYR	5,500	27,926	—
BAC	06/2018	USD	607	NOK	4,730	15,917	—
BAC	06/2018	USD	55	PEN	180	—	193
BAC	06/2018	USD	1,371	PLN	4,640	47,766	—
BAC	06/2018	USD	960	RUB	61,500	—	10,473
BAC	06/2018	USD	931	THB	29,000	11,078	—
BAC	06/2018	USD	104	ZAR	1,240	5,097	—
BAC	06/2018	ZAR	60	USD	5	—	264
BOA	06/2018	AUD	3,120	USD	2,422	—	72,991
BOA	05/2018	BRL	1,130	USD	330	—	7,629
BOA	06/2018	HUF	15,000	USD	60	—	1,944
BOA	06/2018	IDR	653,000	USD	47	—	399
BOA	06/2018	ILS	190	USD	55	—	1,686
BOA	06/2018	NZD	2,480	USD	1,827	—	82,303
BOA	06/2018	PHP	2,900	USD	56	60	—
BOA	06/2018	PLN	630	USD	186	—	5,914
BOA	06/2018	TRY	2,800	USD	666	11,378	—
BOA	06/2018	TWD	52,000	USD	1,795	—	31,859
BOA	05/2018	USD	333	BRL	1,130	10,793	—
BOA	06/2018	USD	1,614	CNH	10,240	—	2,284
BOA	06/2018	USD	2	COP	6,000	77	—
BOA	08/2018	USD	56	EUR	45	797	—
BOA	06/2018	USD	1,963	GBP	1,400	30,392	—
BOA	06/2018	USD	1,537	IDR	21,264,000	19,729	—
BOA	06/2018	USD	7	KRW	7,000	42	—
BOA	06/2018	USD	65	MXN	1,200	1,100	—
BOA	06/2018	USD	1,886	PHP	99,000	—	23,745
BOA	06/2018	USD	13	THB	400	189	—
BOA	06/2018	USD	51	ZAR	620	1,744	—
CITNA-B	06/2018	USD	48	RUB	2,900	1,742	—
CITNA-B	05/2018	BRL	2,070	USD	597	—	6,347

29        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	06/2018	COP	161,000	USD	57	$65	$—
CITNA-B	06/2018	DKK	760	USD	127	—	3,505
CITNA-B	08/2018	GHS	245	USD	52	259	302
CITNA-B	06/2018	HUF	900	USD	4	—	91
CITNA-B	06/2018	ILS	4,910	USD	1,410	—	40,949
CITNA-B	06/2018	MXN	1,700	USD	91	152	1,397
CITNA-B	06/2018	PEN	70	USD	22	—	162
CITNA-B	06/2018	PHP	67,000	USD	1,284	9,246	—
CITNA-B	06/2018	PLN	2,670	USD	788	—	26,433
CITNA-B	06/2018	RON	15	USD	4	—	105
CITNA-B	06/2018	RUB	53,700	USD	929	—	82,259
CITNA-B	06/2018	SGD	400	USD	306	—	4,334
CITNA-B	06/2018	THB	29,300	USD	942	—	11,833
CITNA-B	06/2018	TRY	210	USD	53	—	1,904
CITNA-B	05/2018 - 04/2019	USD	1,201	BRL	4,180	10,132	—
CITNA-B	06/2018	USD	134	CLP	80,800	2,523	—
CITNA-B	06/2018	USD	69	COP	199,000	57	1,560
CITNA-B	06/2018	USD	1,844	ILS	6,300	87,974	—
CITNA-B	06/2018	USD	167	MXN	3,100	2,853	228
CITNA-B	06/2018	USD	135	PEN	440	—	292
CITNA-B	06/2018	USD	73	RUB	4,200	6,431	—
CITNA-B	06/2018	USD	709	TRY	2,840	22,415	—
CITNA-B	06/2018	USD	1,068	TWD	31,000	16,486	—
CITNA-B	06/2018	ZAR	10	USD	1	3	—
DEU	06/2018	GBP	430	USD	610	—	16,029
DEU	06/2018	NOK	7,820	USD	1,017	—	39,746
DEU	06/2018	USD	545	EUR	440	11,211	—
DEU	06/2018	USD	6	PLN	20	154	—
GSCO-OT	06/2018	CLP	34,000	USD	56	—	259
GSCO-OT	06/2018	COP	151,000	USD	55	—	1,761
GSCO-OT	06/2018	HUF	3,000	USD	12	—	276
GSCO-OT	06/2018	MXN	1,500	USD	80	272	394
GSCO-OT	06/2018	MYR	710	USD	181	—	1,787
GSCO-OT	06/2018	PLN	80	USD	24	—	849
GSCO-OT	06/2018	TRY	40	USD	10	119	—
GSCO-OT	06/2018	USD	54	CLP	32,000	1,374	—
GSCO-OT	06/2018	USD	6	IDR	88,000	67	—
GSCO-OT	06/2018	USD	84	MXN	1,600	149	856
GSCO-OT	06/2018	USD	51	MYR	200	267	—
GSCO-OT	06/2018	USD	3	RON	10	53	—
GSCO-OT	06/2018	ZAR	560	USD	47	—	2,209
HSBC	06/2018	CHF	2,950	USD	3,148	—	156,196
HSBC	06/2018	HKD	440	USD	56	—	161
HSBC	06/2018	PLN	150	USD	44	—	1,370
HSBC	06/2018	USD	1,699	AUD	2,156	75,576	—
HSBC	06/2018	USD	308	HUF	77,000	10,704	—
HSBC	06/2018	USD	400	MXN	7,500	2,101	—
HSBC	06/2018	USD	2,552	NZD	3,485	100,726	—

30        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
HSBC	06/2018	USD	2,686	SEK	21,780	$187,813	$—
HSBC	06/2018	USD	585	TRY	2,430	—	3,132
HSBC	06/2018	USD	964	ZAR	11,780	26,430	—
JPM	05/2018	BRL	630	USD	180	—	545
JPM	06/2018	CAD	1,535	USD	1,210	—	12,873
JPM	06/2018	CLP	1,229,000	USD	2,042	—	39,096
JPM	06/2018	CZK	2,250	USD	110	—	3,442
JPM	06/2018	EUR	545	USD	680	—	18,620
JPM	08/2018	GHS	10	USD	2	—	9
JPM	06/2018	IDR	20,540,000	USD	1,484	—	17,690
JPM	06/2018	INR	80,300	USD	1,221	241	21,294
JPM	06/2018	JPY	696,000	USD	6,606	—	214,504
JPM	06/2018	MXN	1,520	USD	82	133	1,610
JPM	08/2018	NGN	9,000	USD	24	1,500	—
JPM	06/2018	RUB	2,100	USD	34	—	942
JPM	06/2018	TRY	260	USD	62	833	—
JPM	10/2018	UAH	800	USD	27	1,043	—
JPM	06/2018	USD	68	ARS	1,470	126	—
JPM	05/2018	USD	181	BRL	630	1,162	—
JPM	06/2018	USD	3,380	CAD	4,415	—	63,334
JPM	06/2018	USD	1,585	COP	4,407,000	18,223	941
JPM	06/2018	USD	29	CZK	600	378	—
JPM	08/2018	USD	118	EUR	95	2,174	—
JPM	06/2018	USD	1	IDR	19,000	—	10
JPM	06/2018	USD	1,191	INR	78,000	25,878	—
JPM	06/2018	USD	271	KRW	288,000	1,671	—
JPM	08/2018	USD	24	NGN	9,000	—	2,229
JPM	06/2018	USD	18	PLN	60	507	—
JPM	06/2018	USD	84	RON	315	2,170	—
JPM	06/2018	USD	439	RUB	25,400	38,270	—
JPM	06/2018	USD	10	TRY	40	53	41
JPM	06/2018	USD	69	ZAR	870	—	93
JPM	06/2018	ZAR	7,070	USD	592	—	28,854
TDB	05/2018	BRL	2,440	USD	701	—	4,499
TDB	06/2018	CAD	3,125	USD	2,480	—	43,108
TDB	08/2018	EUR	30	USD	37	—	859
TDB	06/2018	GBP	1,545	USD	2,197	—	63,901
TDB	05/2018	USD	716	BRL	2,440	19,596	—
TDB	06/2018	USD	4,463	JPY	476,000	91,317	—
TDB	06/2018	USD	11	MXN	200	34	—

Total Unrealized Appreciation and Depreciation						$1,091,053	$1,326,433

Futures Contracts as of April 30, 2018
	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Description
Brent Crude Oil*	Buy	5/31/18	17	USD 1,253	$1,269,730	$16,831

31        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Canadian Bonds, 10 yr.	Buy	6/20/18	4	CAD 408	$409,518	$1,146
CBOE Volatility Index*	Sell	6/20/18	22	USD 372	372,350	(618)
Euro-BUND	Buy	6/7/18	25	EUR 4,735	4,792,361	57,634
Japanese Bonds, 10 yr.	Buy	6/13/18	4	JPY 5,516	5,511,892	(3,668)
MSCI Emerging Market Index	Buy	6/15/18	63	USD 3,887	3,629,430	(257,466)
Nikkei 225 Index	Buy	6/7/18	5	JPY 981	1,029,546	48,926
S&P 500 E-Mini Index	Sell	6/15/18	6	USD 803	794,100	8,577
S&P 500 E-Mini Index	Buy	6/15/18	67	USD 9,343	8,867,450	(475,983)
S&P/TSX 60 Index	Buy	6/14/18	3	CAD 429	429,877	1,271
SPI 200 Index	Buy	6/21/18	12	AUD 1,350	1,347,451	(2,733)
Stoxx Europe 600 Index	Sell	6/15/18	10	EUR 222	230,048	(8,100)
United States
Treasury Long Bonds	Buy	6/20/18	15	USD 2,151	2,157,656	6,966
United States
Treasury Long Gilt United States	Buy	6/27/18	7	GBP 1,165	1,178,207	13,097
Treasury Nts., 10 yr.	Buy	6/20/18	1	USD 120	119,625	(509)
United States Ultra Bonds	Buy	6/20/18	11	USD 1,706	1,728,375	22,324

						$(572,305)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at April 30, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		MXN		MXN

MXN Currency Put	JPM	20.200	8/2/18	(3,030)	MXN 2,020,000	$1,735	$(1,597)
		ZAR		ZAR

ZAR Currency Call	JPM	12.000	8/1/18	(1,460)	ZAR 1,200,000	802	(820)

Total Over-the-Counter Options Written						$2,537	$(2,417)

a

Centrally Cleared Interest Rate Swaps at April 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Pay	BP0006M	1.677%	2/12/28	GBP 5,315	$—	$100,835	$100,835

32        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.471%	2/14/28	SEK 73,130	$—	$223,253	$223,253
		MXN TIIE
BNP	Pay	BANXICO	7.380	3/29/23	MXN 5,400	—	(1,465)	(1,465)
		Three-Month ZAR
CITNA-B	Pay	JIBAR SAFEX	8.590	1/23/28	ZAR 1,635	—	753	753
CITNA-B	Pay	SORF6M	2.675	4/25/28	SGD 35	—	37	37
		MXN TIIE
CITNA-B	Pay	BANXICO	7.920	9/13/18	MXN 8,900	—	43	43
CITNA-B	Receive	SORF6M	2.000	4/25/20	SGD 165	—	(50)	(50)
DEU	Receive	BZDI	7.980	1/4/21	BRL 400	—	(62)	(62)
		Six-Month PLN
GSCOI	Receive	WIBOR WIBO	2.580	2/6/23	PLN 875	—	3,014	3,014
		MXN TIIE
GSCOI	Pay	BANXICO	7.350	3/11/22	MXN 2,200	—	(596)	(596)
		Three-Month ZAR
GSCOI	Pay	JIBAR SAFEX	7.600	2/21/28	ZAR 500	—	(269)	(269)
		MXN TIIE
JPM	Receive	BANXICO	8.040	2/11/28	MXN 1,650	—	(1,667)	(1,667)
		Three-Month USD
JPM	Receive	BBA LIBOR	2.118	3/20/22	USD 105	—	2,916	2,916
JPM	Pay	BZDI	9.480	7/1/20	BRL 5,200	—	1,369	1,369
		MXN TIIE
JPM	Pay	BANXICO	7.895	2/21/20	MXN 6,100	—	1,145	1,145
JPM	Pay	BZDI	10.500	7/1/20	BRL 3,575	—	4,686	4,686
JPM	Pay	BZDI	8.840	1/4/21	BRL 1,195	—	8,652	8,652
JPM	Receive	BZDI	9.395	1/2/23	BRL 440	—	(1,904)	(1,904)
JPM	Receive	BZDI	7.535	1/2/19	BRL 1,285	—	(3,778)	(3,778)
JPM	Receive	EUR006M	1.161	2/14/28	EUR 9,480	—	(235,480)	(235,480)
		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	7.930	1/9/28	ZAR 705	—	930	930
		MXN TIIE
UBS	Pay	BANXICO	6.860	7/21/22	MXN 2,000	—	(2,532)	(2,532)
UBS	Receive	BBSW6M	3.063	2/13/28	AUD 11,435	—	(143,647)	(143,647)

Total Centrally Cleared Interest Rate Swaps						$—	$(43,817)	$(43,817)

Over-the-Counter Interest Rate Swaps at April 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.250%	9/29/22	INR 6,200	$—	$ (1,815)	$(1,815)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.290	9/28/22	INR 12,500	—	(3,366)	(3,366)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Receive	Compound	6.705	3/8/23	INR 6,150	—	764	764

33        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	NSERO	6.700%	3/8/20	INR 26,890	$—	$(450)	$(450)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.350	6/5/22	INR 15,000	—	(2,913)	(2,913)
		Three-Month
		MYR KLIBOR
BOA	Pay	BNM	3.470	10/27/21	MYR 950	—	(3,412)	(3,412)
		Three-Month
		MYR KLIBOR
BOA	Pay	BNM	3.290	10/27/18	MYR 570	—	(312)	(312)
		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	5.175	4/20/20	COP 545,000	—	3,046	3,046
JPM	Pay	BZDI	10.130	7/1/19	BRL 2,125	—	8,249	8,249
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	5.700	3/8/19	COP 805,000	—	4,613	4,613

Total Over-the-Counter Interest Rate Swaps						$—	$4,404	$4,404

Over-the-Counter Interest Rate Swaptions Written at April 30, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Interest Rate			Three- Month
Swap maturing			USD BBA
6/19/20 Call	BAC	Receive	LIBOR	2.417%	6/15/18	USD 1,220	$671	$(25)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc

34        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
GHS	Ghanaian Cedi
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand
Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBSW6M	ASX Australian Bank Bill Short Term Rates 6 Month Mid
BNM	Bank Negara Malaysia
BP0006M	ICE LIBOR GBP 6 Month
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
EUR006M	EURIBOR 6 Month ACT/360
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate

35        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
Nikkei 225	225 top-rated Japanese Companies listed on the Tokyo Stock Exchange
NSERO	India Rupee Floating Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s
SORF6M	Association of Banks in Singapore Swap Offer Rate Fixing 6 Month
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
TSX 60	60 largest companies on the Toronto Stock Exchange
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Consolidated Financial Statements.

36        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $45,555,315)	$52,366,106
Affiliated companies (cost $20,089,301)	19,875,926

72,242,032
Cash	58,638
Cash—foreign currencies (cost $2,744)	2,589
Cash used for collateral on futures	354,000
Cash used for collateral on OTC derivatives	300,000
Cash used for collateral on centrally cleared swaps	319,124
Unrealized appreciation on forward currency exchange contracts	1,091,053
Swaps, at value	16,672
Centrally cleared swaps, at value	347,633
Receivables and other assets:
Interest and dividends	278,183
Investments sold	189,360
Variation margin receivable	39,007
Shares of beneficial interest sold	30,854
Other	37,584

Total assets	75,306,729
Liabilities
Unrealized depreciation on forward currency exchange contracts	1,326,433
Options written, at value (premiums received $2,537)	2,417
Swaps, at value	12,268
Centrally cleared swaps, at value	391,450
Swaptions written, at value (premiums received $671)	25
Payables and other liabilities:
Investments purchased	501,506
Variation margin payable	108,837
Distribution and service plan fees	14,964
Foreign capital gains tax	11,384
Trustees’ compensation	615
Shareholder communications	420
Other	53,004

Total liabilities	2,423,323
Net Assets	$72,883,406

Composition of Net Assets
Par value of shares of beneficial interest	$6,438
Additional paid-in capital	65,929,884
Accumulated net investment income	632,186
Accumulated net realized gain on investments and foreign currency transactions	565,939
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,748,959

Net Assets	$72,883,406

37        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $65,516,659 and 5,783,383 shares of beneficial interest outstanding)	$11.33

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.02

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,967,451 and 353,632 shares of beneficial interest outstanding)	$11.22

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $11,342 and 1,000 shares of beneficial interest outstanding)	$11.34

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,961,857 and 262,161 shares of beneficial interest outstanding)	$11.30

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $426,097 and 37,529 shares of beneficial interest outstanding)	$11.35

See accompanying Notes to Consolidated Financial Statements.

38        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2018 Unaudited

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$5,634
Dividends	76
Net expenses	(246)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	5,464
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $25,618)	389,069
Affiliated companies	473,501
Interest (net of foreign withholding taxes of $3,369)	212,214

Total investment income	1,074,784
Expenses
Management fees	268,288
Distribution and service plan fees:
Class A	8,882
Class C	13,410
Class R	6,854
Transfer and shareholder servicing agent fees:
Class A	66,793
Class C	2,709
Class I	2
Class R	2,800
Class Y	334
Shareholder communications:
Class A	5,277
Class C	1,251
Class R	2,251
Class Y	333
Legal, auditing and other professional fees	55,030
Registration fees	42,115
Custodian fees and expenses	25,679
Trustees’ compensation	493
Other	9,228

Total expenses	511,729
Less waivers and reimbursements of expenses	(104,459)

Net expenses	407,270
Net Investment Income	672,978

39        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$1,031,013
Affiliated companies	(80,942)
Option contracts written	7,958
Futures contracts	978,152
Foreign currency transactions	173
Forward currency exchange contracts	(470,086)
Swap contracts	(178,169)
Affiliated swap contracts	(137,254)
Swaption contracts written	1,238
Net realized gain allocated from Oppenheimer Master Loan Fund, LLC	15,976

Net realized gain	1,168,059
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $1,492)	(774,022)
Affiliated companies	(463,394)
Translation of assets and liabilities denominated in foreign currencies	(9,420)
Forward currency exchange contracts	225,827
Futures contracts	(1,122,794)
Option contracts written	(105)
Swap contracts	(66,728)
Affiliated swap contracts	7,834
Swaption contracts written	646
Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Loan Fund, LLC	(26,069)

Net change in unrealized appreciation/depreciation	(2,228,225)
Net Decrease in Net Assets Resulting from Operations	$(387,188)

1. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

40        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations
Net investment income	$ 672,978	$ 846,399
Net realized gain	1,168,059	2,662,511
Net change in unrealized appreciation/depreciation	(2,228,225)	5,583,161

Net increase (decrease) in net assets resulting from operations	(387,188)	9,092,071
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(275,168)	(2,538,513)
Class C	—	(24,896)
Class I	(76)	(518)
Class R	(5,819)	(75,468)
Class Y	(1,379)	(5,577)

	(282,442)	(2,644,972)

Distributions from net realized gain:
Class A	(1,174,838)	—
Class C	(34,914)	—
Class I	(211)	—
Class R	(47,590)	—
Class Y	(4,623)	—

	(1,262,176)	—
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	2,926,027	4,671,912
Class C	2,375,600	1,060,445
Class I	—	—
Class R	503,809	1,092,156
Class Y	169,307	163,830

	5,974,743	6,988,343
Net Assets
Total increase	4,042,937	13,435,442
Beginning of period	68,840,469	55,405,027

End of period (including accumulated net investment income of $632,186 and $241,650, respectively)	$72,883,406	$68,840,469

See accompanying Notes to Consolidated Financial Statements.

41        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$11.62	$10.49	$10.30	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.11	0.15	0.14	0.02
Net realized and unrealized gain (loss)	(0.14)	1.48	0.14	0.28

Total from investment operations	(0.03)	1.63	0.28	0.30
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.50)	(0.09)	0.00
Distributions from net realized gain	(0.21)	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.26)	(0.50)	(0.09)	0.00
Net asset value, end of period	$11.33	$11.62	$10.49	$10.30

Total Return, at Net Asset Value[5]	(0.30)%	16.26%	2.73%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,517	$64,323	$53,579	$51,525
Average net assets (in thousands)	$66,301	$57,577	$50,502	$49,048
Ratios to average net assets:[6]
Net investment income	1.93%[7]	1.41%[7]	1.38%[7]	1.07%
Total expenses[8]	1.37%[7]	1.47%[7]	1.42%[7]	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%[7]	1.10%[7]	1.10%[7]	1.05%
Portfolio turnover rate	37%	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.56%
Year Ended October 31, 2017	1.62%
Year Ended October 31, 2016	1.53%
Period Ended October 30, 2015	1.72%

See accompanying Notes to Consolidated Financial Statements.

42        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class C	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$11.50	$10.41	$10.29	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.05	0.07	0.04	0.01
Net realized and unrealized gain (loss)	(0.12)	1.47	0.15	0.28

Total from investment operations	(0.07)	1.54	0.19	0.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.45)	(0.07)	0.00
Distributions from net realized gain	(0.21)	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.21)	(0.45)	(0.07)	0.00
Net asset value, end of period	$11.22	$11.50	$10.41	$10.29

Total Return, at Net Asset Value[5]	(0.64)%	15.42%	1.88%	2.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,967	$1,701	$522	$45
Average net assets (in thousands)	$2,741	$997	$308	$28
Ratios to average net assets:[6]
Net investment income	0.87%[7]	0.67%[7]	0.36%[7]	0.42%
Total expenses[8]	2.41%[7]	2.98%[7]	3.05%[7]	2.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%[7]	1.85%[7]	1.85%[7]	1.81%
Portfolio turnover rate	37%	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.60%
Year Ended October 31, 2017	3.13%
Year Ended October 31, 2016	3.16%
Period Ended October 30, 2015	2.45%

See accompanying Notes to Consolidated Financial Statements.

43        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 20151,2
Per Share Operating Data
Net asset value, beginning of period	$11.65	$10.51	$10.31	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.13	0.18	0.16	0.02
Net realized and unrealized gain (loss)	(0.15)	1.48	0.13	0.29

Total from investment operations	(0.02)	1.66	0.29	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.52)	(0.09)	0.00
Distributions from net realized gain	(0.21)	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.29)	(0.52)	(0.09)	0.00
Net asset value, end of period	$11.34	$11.65	$10.51	$10.31

Total Return, at Net Asset Value[5]	(0.24)%	16.60%	2.91%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$12	$11	$10
Average net assets (in thousands)	$12	$11	$10	$10
Ratios to average net assets:[6]
Net investment income	2.23%[7]	1.66%[7]	1.61%[7]	1.27%
Total expenses[8]	1.14%[7]	1.21%[7]	1.19%[7]	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%[7]	0.85%[7]	0.85%[7]	0.84%
Portfolio turnover rate	37%	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.33%
Year Ended October 31, 2017	1.36%
Year Ended October 31, 2016	1.30%
Period Ended October 30, 2015	1.41%

See accompanying Notes to Consolidated Financial Statements.

44        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class R	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 20151,2
Per Share Operating Data
Net asset value, beginning of period	$11.58	$10.47	$10.30	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.09	0.13	0.04	0.01
Net realized and unrealized gain (loss)	(0.13)	1.47	0.21	0.29

Total from investment operations	(0.04)	1.60	0.25	0.30
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.49)	(0.08)	0.00
Distributions from net realized gain	(0.21)	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.24)	(0.49)	(0.08)	0.00
Net asset value, end of period	$11.30	$11.58	$10.47	$10.30

Total Return, at Net Asset Value[5]	(0.41)%	16.03%	2.43%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,962	$2,533	$1,204	$10
Average net assets (in thousands)	$2,787	$1,995	$226	$10
Ratios to average net assets:[6]
Net investment income	1.63%[7]	1.17%[7]	0.43%[7]	0.77%
Total expenses[8]	1.98%[7]	2.57%[7]	2.07%[7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%[7]	1.35%[7]	1.33%[7]	1.33%
Portfolio turnover rate	37%	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.17%
Year Ended October 31, 2017	2.72%
Year Ended October 31, 2016	2.18%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Consolidated Financial Statements.

45        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 20151,2
Per Share Operating Data
Net asset value, beginning of period	$11.65	$10.51	$10.31	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.11	0.17	0.12	0.02
Net realized and unrealized gain (loss)	(0.14)	1.47	0.17	0.29

Total from investment operations	(0.03)	1.64	0.29	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.50)	(0.09)	0.00
Distributions from net realized gain	(0.21)	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.27)	(0.50)	(0.09)	0.00
Net asset value, end of period	$11.35	$11.65	$10.51	$10.31

Total Return, at Net Asset Value[5]	(0.27)%	16.41%	2.86%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$426	$271	$89	$10
Average net assets (in thousands)	$335	$165	$23	$10
Ratios to average net assets:[6]
Net investment income	1.89%[7]	1.57%[7]	1.13%[7]	1.17%
Total expenses[8]	1.53%[7]	2.65%[7]	1.52%[7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%[7]	0.95%[7]	0.94%[7]	0.94%
Portfolio turnover rate	37%	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.72%
Year Ended October 31, 2017	2.80%
Year Ended October 31, 2016	1.63%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Consolidated Financial Statements.

46        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS April 30, 2018 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly known as Barings Rea I Estate Advisers LLC, and OFI SteeIPath, Inc. (collectively, the “Sub-Sub-Advisers”).

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“ CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Asset Growth Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 2,743 shares with net assets of $291,048 in the Subsidiary.

47        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Other financial information at period end:

Total market value of investments	$222,928
Net assets	$291,048
Net income (loss)	$(176)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$16,224

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

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2. Significant Accounting Policies (Continued)

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP. REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 20 17, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended October 31, 2017, the Fund utilized $1,282,776 of capital loss carryforwards to offset capital gains realized in that fiscal year. At period end, the Fund elected to defer $145,533 of late year ordinary losses. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be or zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $145,533 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

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2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$65,807,333
Federal tax cost of other Investments	31,646,461

Total federal tax cost	$97,453,794

Gross unrealized appreciation	$10,210,806
Gross unrealized depreciation	(4,624,564)

Net unrealized appreciation	$5,586,242

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee

52        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

53        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable lnputs	Level 3— Significant Unobservable lnputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$3,733,886	$4,800,673	$—	$8,534,559
Consumer Staples	1,682,405	2,230,809	—	3,913,214
Energy	1,226,403	919,783	—	2,146,186
Financials	4,222,011	3,281,665	—	7,503,676
Health Care	3,239,310	1,443,261	—	4,682,571
Industrials	1,867,711	3,213,654	—	5,081,365
Information Technology	5,635,571	4,607,107	—	10,242,678
Materials	807,698	1,128,000	—	1,935,698
Telecommunication Services	330,835	496,601	—	827,436
Utilities	567,081	181,655	—	748,736
Preferred Stocks	73,540	—	—	73,540
U.S. Government Obligation	—	1,204,115	—	1,204,115
Foreign Government Obligations	—	5,050,784	—	5,050,784
Over-the-Counter Option Purchased	—	1,185	—	1,185
Over-the-Counter Interest Rate
Swaption Purchased	—	350	—	350
Short-Term Notes	—	420,013	—	420,013
Investment Companies	19,875,926	—	—	19,875,926

Total Investments, at Value	43,262,377	28,979,655	—	72,242,032
Other Financial Instruments:
Swaps, at value	—	16,672	—	16,672
Centrally cleared swaps, at value	—	347,633	—	347,633
Futures contracts	176,772	—	—	176,772
Forward currency exchange contracts	—	1,091,053	—	1,091,053

Total Assets	$43,439,149	$30,435,013	$—	$73,874,162

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(12,268)	$—	$(12,268)
Centrally cleared swaps, at value	—	(391,450)	—	(391,450)
Options written, at value	—	(2,417)	—	(2,417)
Futures contracts	(749,077)	—	—	(749,077)
Forward currency exchange contracts	—	(1,326,433)	—	(1,326,433)
Swaptions written, at value	—	(25)	—	(25)

Total Liabilities	$(749,077)	$(1,732,593)	$—	$(2,481,670)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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3. Securities Valuation (Continued)

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table Investments, at Value:
Common Stocks
Consumer Discretionary	$ —	$ (139,918)	$ 139,918	$ —
Consumer Staples	88,071	—	—	(88,071)
Financials	—	(54,868)	54,868	—
Health Care	—	(27,242)	27,242	—
Materials	—	(37,235)	37,235	—

Total Assets	$ 88,071	$ (259,263)	$ 259,263	$ (88,071)

* Transfers from Level 2 to Level are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. At period end, the Fund no long held Master Loan.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market

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4. Investments and Risks (Continued)

(“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 78% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage

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6. Use of Derivatives (Continued)

allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $47,311,393 and $42,980,841, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $38,719,609 and $199,500 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or

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6. Use of Derivatives (Continued)

written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $7,549 and $1,480 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or. if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $1,552 and $2,345 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

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FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $11,377,3 27 and $12,095,814 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

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6. Use of Derivatives (Continued)

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $4,608,077 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. At period end, the Fund had no total return swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $436 and $767 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to lSDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its lSDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative

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6. Use of Derivatives (Continued)

liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$77,065	$(77,065)	$–	$–	$–
Barclays Bank plc	232,439	(150,484)	–	–	81,955
Citibank NA	161,523	(161,523)	–	–	–
Deutsche Bank AG	11,365	(11,365)	–	–	–
Goldman Sachs Bank USA	2,301	(2,301)	–	–	–
Goldman Sachs International	3,046	–	–	–	3,046
HSBC Bank USA NA	403,350	(160,859)	–	–	242,491
JPMorgan Chase Bank NA	107,224	(107,224)	–	–	–
Toronto Dominion Bank	110,947	(110,947)	–	–	–

	$1,109,260	$(781,768)	$–	$–	$327,492

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateraI posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(243,022)	$77,065	$–	$–	$(165,957)
Barclays Bank plc	(150,484)	150,484	–	–	–
Citibank NA	(181,701)	161,523	–	–	(20,178)
Deutsche Bank AG	(55,775)	11,365	–	–	(44,410)

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs Bank USA	$(8,391)	$2,301	$–	$–	$(6,090)
HSBC Bank USA NA	(160,859)	160,859	–	–
JPMorgan Chase Bank NA	(428,544)	107,224	–	300,000	(21,320)
Toronto Dominion Bank	(112,367)	110,947	–	–	(1,420)

	$(1,341,143)	$781,768	$–	$300,000	$(259,375)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Swaps, at value	$16,672		Swaps, at value	$12,268
Interest rate contracts	Centrally cleared swaps, at value	347,633		Centrally cleared swaps, at value	391,450
Commodity contracts	Variation margin receivable	15,300	*
Equity contracts	Variation margin receivable	5,431	*	Variation margin payable	106,637	*
Interest rate contracts	Variation margin receivable	18,276	*
Volatility contracts				Variation margin payable	2,200	*
	Unrealized appreciation on			Unrealized depreciation on
Forward currency	forward currency exchange			forward currency exchange
exchange contracts	contracts	1,091,053		contracts	1,326,433
Forward currency exchange contracts				Options written, at value Swaptions written, at value	2,417 25
Interest rate contracts
Forward currency exchange contracts	Investments, at value	1,185	**
Interest rate contracts	Investments, at value	350	**

Total		$1,495,900			$1,841,430

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

** Amounts relate to purchased option contracts and purchased swaption contracts, if any.

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$—	$—	$—	$ —
Equity contracts	(1,450)	—	—	1,260,798
Forward currency exchange contracts	(31,238)	—	7,958	—
Interest rate contracts	—	1,238	—	(282 ,646)

Total	$(32,688)	$1,238	$7,958	$ 978,152

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Affiliated Swap Contracts	Total
Credit contracts	$—	$(31,960)	$—	$ (31,960)
Equity contracts	—	—	(137,254)	1,122,094
Forward currency exchange contracts	(470,086)	—	—	(493,366)
Interest rate contracts	—	(146,209)	—	(427,617)

Total	$(470,086)	$(178,169)	$(137,254)	$ 169,151

* Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Commodity contracts	$—	$—	$—	$ 16,831
Credit contracts	—	—	—	—
Equity contracts	—	—	—	(1 ,229,424)
Forward currency exchange contracts	(491)	—	(105)	—
Interest rate contracts	(2, 151)	646	—	90,417
Volatility contracts	—	—	—	(618)

Total	$(2,642)	$646	$(105)	$ (1,122,794)

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6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Affiliated Swap contracts	Total
Commodity contracts	$—	$—	$—	$ 16,831
Credit contracts	—	(31,590)	—	(31,590)
Equity contracts	—	—	7,834	(1,221,590)
Forward currency exchange contracts	225,827	—	—	225,231
Interest rate contracts	—	(35,138)	—	53,774
Volatility contracts	—	—	—	(618)

Total	$225,827	$(66,728)	$7,834	$ (957,962)

* Includes purchased option contracts and purchased swaption contracts, if any.

7.	Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	342,658	$4,020,570	467,114	$ 5,115,465
Dividends and/or distributions reinvested	12,796	147,665	6,529	65,222
Redeemed	(107,330)	(1,242,208)	(46,554)	(508,775)

Net increase	248,124	$2,926,027	427,089	$ 4,671,912

Class C
Sold	217,269	$2,508,341	118,835	$ 1,285,239
Dividends and/or distributions reinvested	3,028	34,703	2,457	24,449
Redeemed	(14,504)	(167,444)	(23,581)	(249,243)

Net increase	205,793	$2,375,600	97,711	$ 1,060,445

Class I
Sold	—	$—	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$ —

Class R
Sold	61,982	$719,677	150,020	$ 1,587,760
Dividends and/or distributions reinvested	4,616	53,172	7,520	74,979
Redeemed	(23,207)	(269,040)	(53,753)	(570,583)

Net increase	43,391	$503,809	103,787	$ 1,092,156

69        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

7.	Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class Y
Sold	20,470	$243,758	19,743	$ 217,187
Dividends and/or distributions reinvested	433	4,999	507	5,076
Redeemed	(6,684)	(79,450)	(5,451)	(58,433)

Net increase	14,219	$169,307	14,799	$ 163,830

8.	Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF. for the reporting period were as follows:

	Purchases	Sales

Investment securities	$25,523,832	$24,894,075

9.	Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $4.0 billion	0.65
Over $5.0 billion	0.60

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the

70        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

71        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

April 30, 2018	$13,501	$—	$255	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$21,847
Class C	5,086
Class I	6
Class R	6,008
Class Y	645

72        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

9. Fees and Other Transactions with Affiliates (Continued)

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $54. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,627
Class C	47
Class R	65
Class Y	7

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $69,067 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

73        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

74        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate lnvestment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Global Multi-Asset Growth Fund	12/19/17	18.3%	81.7%	0.0%

75        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

76        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct, SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us. you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

77        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

78        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

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79        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri

8am-8pm ET.

Visit Us oppenheimerfunds.com
Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281- 1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS2015.001.0418 June 22, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2018